UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 18, 2011
THE LUBRIZOL CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	1-5263	34-0367600

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

29400 Lakeland Boulevard, Wickliffe, Ohio	44092-2298

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (440) 943-4200
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-99.1

Item 8.01 Other Events.
     In connection with the proposed transaction with Berkshire Hathaway Inc., as described in the Company’s preliminary proxy statement filed with the Securities and Exchange Commission (SEC) on March 25, 2011 and amended on April 11, 2011, the Company distributed an FAQ to employees. The FAQ, which was distributed beginning April 18, 2011, is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Forward-Looking Statements
     This Form 8-K contains forward-looking statements within the meaning of the federal securities laws. As a general matter, forward-looking statements relate to anticipated trends and expectations rather than historical matters. Forward-looking statements are subject to uncertainties and factors relating to Lubrizol’s operations and business environment that are difficult to predict and may be beyond the control of Lubrizol. Such uncertainties and factors may cause actual results to differ materially from those expressed or implied by forward-looking statements. Uncertainties and risk factors that could affect the future performance of Lubrizol and cause results to differ from the forward-looking statements in this Form 8-K include, but are not limited to, Lubrizol’s ability to manage margins in an environment of volatile raw material costs; conditions affecting Lubrizol’s customers, suppliers and the industries that it serves; competitors’ responses to Lubrizol’s products; changes in accounting, tax or regulatory practices or requirements; other factors that are set forth in management’s discussion and analysis of Lubrizol’s most recently filed reports with the Securities and Exchange Commission; and uncertainties associated with the proposed acquisition of Lubrizol by Berkshire Hathaway, including uncertainties relating to the anticipated timing of filings and approvals relating to the transaction, the expected timing of completion of the transaction and the ability to complete the transaction. The forward-looking statements contained herein represent Lubrizol’s judgment as of the date of this communication and Lubrizol cautions readers not to place undue reliance on such statements. Lubrizol assumes no obligations to update the forward-looking statements contained in this Form 8-K.
Participants in the Solicitation
     The Company, its directors and officers, and its proxy solicitor, Innisfree M&A Incorporated, may be deemed to be participants in the solicitation of proxies from the Company’s shareholders with respect to the special meeting of shareholders that will be held to consider the proposed transaction. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in its Form 10-K which was filed with the SEC on February 25, 2011 and the proxy statement for the Company’s Annual Meeting of shareholders, which was filed with the SEC on March 17, 2010. Shareholders may obtain additional information regarding the interests of the Company and its directors and executive officers in the proposed transaction, which may be different than those of the Company’s shareholders generally, by reading the preliminary proxy statement filed with the SEC on March 25, 2011 and amended on April 11, 2011, the definitive proxy statement (when available) and other relevant documents regarding the proposed transaction, when filed with the SEC.

Additional Information
     In connection with the proposed transaction, the Company filed a preliminary proxy statement with the SEC. INVESTORS ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT AND, WHEN AVAILABLE, THE DEFINITIVE PROXY STATEMENT, BECAUSE THESE DOCUMENTS CONTAIN, IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE COMPANY. You will be able to obtain the preliminary proxy statement, the definitive proxy statement (when available) as well as other filings containing information about the Company, free of charge, at the website maintained by the SEC at www.sec.gov. Copies of the preliminary proxy statement, the definitive proxy statement (when available) and other filings made by the Company with the SEC can also be obtained, free of charge, by directing a request to The Lubrizol Corporation, 29400 Lakeland Boulevard, Wickliffe, Ohio 44092-2298, attention: Corporate Secretary.
Item 9.01 Financial Statements and Exhibits
(d)	Exhibits. The following exhibit is filed herewith:
99.1	Employee FAQ, distributed on April 18, 2011

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 18, 2011	THE LUBRIZOL CORPORATION
	By:	/s/ Leslie M. Reynolds
		Name:	Leslie M. Reynolds
		Title:	Corporate Secretary and Counsel

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